DocuSign Envelope ID: FCA68D20-5767-4FAE-A2DC-44E6D779C80A

Exhibit 10.114

FIRST AMENDMENT TO

UNSECURED REVOLVING LINE OF CREDIT PROMISSORY NOTE

On April 9, 2020, Live Ventures Incorporated, a Nevada corporation (the “Borrower”), executed an Unsecured Revolving Line of Credit Promissory Note in the principal sum of $1,000,000 (the “Note”), payable to Isaac Capital Group, LLC (the “Lender”), bearing interest at 10% per annum, with a maturity date of April 8, 2023. Lender wishes to amend the Note and Borrower consents to the amendment.

For good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, the Note is hereby amended as necessary to reflect a maturity date of April 8, 2024, and an interest rate per annum of 12%. In all other respects, the Note shall remain unchanged.

Dated effective the 1st day of April, 2023. Borrower:

LIVE VENTURES INCORPORATED

By: Name: David Verret

Title: Chief Financial Officer

Lender:

ISAAC CAPITAL GROUP, LLC

By: Name: Jon Isaac

Title: Managing Member